EXHIBIT 99.1
REMARKETING AGREEMENT
          REMARKETING AGREEMENT, dated as of May 11, 2006 (the “Remarketing Agreement”), by and among (i) AmerUs Group Co., an Iowa corporation (the “Company”), (ii) U.S. Bank National Association (as successor to Wachovia Bank, National Association), not individually but solely as Purchase Contract Agent and as attorney-in-fact of the holders of Purchase Contracts (each as defined in the Purchase Contract Agreement (as defined herein)), (iii) Citigroup Global Markets Inc., as Reset Agent, and (iv) Citigroup Global Markets Inc. and Goldman, Sachs & Co., as Remarketing Agents.
WITNESSETH:
          WHEREAS, the Company issued $143,750,000 aggregate Stated Amount of its Securities (the “Securities”) under the Purchase Contract Agreement, dated as of May 28, 2003, by and between the Purchase Contract Agent and the Company (the “Purchase Contract Agreement”), as amended or supplemented from time to time; and
          WHEREAS, the Securities initially consisted of 5,750,000 Income PRIDES, each such security consisting of a Senior Note initially due 2008 issued by the Company in the principal amount of $25 (a “Debt Security”) and a Purchase Contract issued by the Company (“Purchase Contract”) pursuant to the Purchase Contract Agreement, and no Growth PRIDES, each such security consisting of certain U.S. Treasury Securities and a Purchase Contract.
          WHEREAS, the Debt Securities were pledged pursuant to the Pledge Agreement (the “Pledge Agreement”), dated as of May 28, 2003, by and between the Company, BNY Midwest Trust Company, as Collateral Agent, Securities Intermediary and Custodial Agent (the “Collateral Agent”) and the Purchase Contract Agent, to secure an Income PRIDES Holder’s obligations under the related Purchase Contract on the Purchase Contract Settlement Date.
          WHEREAS, the Remarketing Agents will remarket in the manner provided herein the Debt Securities pledged pursuant to the Pledge Agreement (the “Pledged Debt Securities”) of the Income PRIDES Holders who have not already settled their Purchase Contracts, and any Debt Securities that are not pledged pursuant to the Pledge Agreement (the “Other Debt Securities”) of the holders who have elected to have their Debt Securities remarketed, in each case, as provided in the Purchase Contract Agreement.
          WHEREAS, as of the date hereof, there are no outstanding Growth PRIDES or Other Debt Securities.

          WHEREAS, in the event of a successful remarketing as provided herein, the applicable interest rate on the Debt Securities will be reset, on the Reset Date, to the Reset Rate, which will be the sum of (1) the yield for the Applicable Benchmark Treasury (as agreed between the Company and the Reset Agent (as defined herein)) in effect on a Remarketing Date and (2) the Reset Spread determined by the Reset Agent as the additional spread required to produce the rate the Debt Securities should bear in order for the Debt Securities being remarketed to have an approximate market value on the Reset Date of 100.25% multiplied by the Remarketing Treasury Portfolio Purchase Price, plus the Remarketing Fee (the “Remarketing Value”); provided that the Reset Rate shall in no event exceed the maximum permitted by applicable law.
          WHEREAS, the Company has given notice of replacement to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”) pursuant to Section 4(a) of the Remarketing Agreement, dated as of May 28, 2003, by and among the Company, the Purchase Contract Agent and Merrill, as Remarketing Agent.
          WHEREAS, the Company has requested Citigroup Global Markets Inc. (“Citigroup”) to act as the Reset Agent (in such capacity, the “Reset Agent”) and Citigroup Global Markets Inc. and Goldman, Sachs & Co. (“Goldman Sachs”) to act as the Remarketing Agents (each a “Remarketing Agent” and, together, the “Remarketing Agents”) and each as such to perform the services described herein; and
          WHEREAS, Citigroup is willing to act as Reset Agent and Remarketing Agent and Goldman Sachs is willing to act as Remarketing Agent and each as such to perform such duties on the terms and conditions expressly set forth herein.
          NOW, THEREFORE, for and in consideration of the covenants herein made, and subject to the conditions herein set forth, the parties hereto agree as follows:
          Section 1. Definitions. Capitalized terms used and not defined in this Remarketing Agreement shall have the meanings assigned to them in the Purchase Contract Agreement or, if not therein stated, the Pledge Agreement.
          Section 2. Appointment and Obligations of Reset Agent and Remarketing Agents; Remarketing.
          (a) The Company hereby appoints Citigroup, and Citigroup hereby accepts such appointment, as the Reset Agent to determine, in consultation with the Company, the Reset Rate, that in the opinion of the Reset Agent, will, when applied to the Debt Securities, enable the aggregate principal amount of the Debt Securities being remarketed to have an approximate aggregate market value equal to the Remarketing Value. The Company hereby appoints Citigroup and Goldman Sachs, and each of Citigroup and Goldman Sachs hereby accepts such appointment, as the exclusive Remarketing Agents to remarket (1) the Pledged Debt Securities of Income PRIDES Holders who have not already settled their Purchase Contracts, and (2) the Other Debt

Securities of the holders who have elected to have their Debt Securities so remarketed, if any, for settlement on the third Business Day following the Remarketing Date.
          (b) Pursuant to this Remarketing Agreement, each Remarketing Agent agrees, subject to the terms and conditions set forth herein, to use its commercially reasonable efforts to remarket the Debt Securities that the Collateral Agent shall have notified the Remarketing Agents have been tendered for, or otherwise are to be included in, the remarketing, at a price per $25 principal amount of the Debt Securities such that the aggregate price for the aggregate principal amount of the Debt Securities being remarketed on the Reset Date will be approximately the Remarketing Value. Notwithstanding the preceding sentence, the Remarketing Agents shall not remarket any Debt Securities for a price less than the price (the “Minimum Price”) necessary for the aggregate principal amount of the Debt Securities being remarketed to have an aggregate price equal to 100% of the Treasury Portfolio Purchase Price. The Remarketing Agents shall not be obligated to remarket any Debt Securities if a condition precedent to such remarketing is not fulfilled. Upon a successful remarketing, after deducting the fee specified in Section 4 below, the proceeds of remarketing shall be paid to the Collateral Agent in accordance with Section 4.6 or 6.3 of the Pledge Agreement and Section 4.3 or 5.4 of the Purchase Contract Agreement (each of which Sections are incorporated herein by reference). In the event any remarketing attempt is unsuccessful, the Remarketing Agents shall return the Pledged Debt Securities to the Collateral Agent and, if applicable, the Other Debt Securities delivered for remarketing to the Custodial Agent for return to the holders of such Other Debt Securities.
          (c) Neither the Remarketing Agents nor the Reset Agent shall have any obligation whatsoever to purchase any Debt Securities, whether in connection with a remarketing or otherwise, and shall in no way be obligated to provide funds to make payment upon tender of Debt Securities for remarketing or to otherwise expend or risk their own funds or incur or be exposed to financial liability in the performance of their respective duties under this Remarketing Agreement and, without limitation of the foregoing, the Remarketing Agents shall not be deemed underwriters of the remarketed Debt Securities. The Company shall not be obligated in any case to provide funds to make payment upon tender of Debt Securities for remarketing.
          (d) Subject to the conditions set forth in this Remarketing Agreement, each of the Remarketing Agents agrees to remarket, in whole but not in part, the Pledged Debt Securities and the Other Debt Securities, if any, that the Collateral Agent and the Custodial Agent shall have notified the Remarketing Agents have been tendered no later than 10:00 a.m., New York City time, on the Business Day prior to any Remarketing Date. For purposes of this Remarketing Agreement, “Remarketing Date” shall be the third Business Day immediately preceding May 16, 2006. The Company and the Remarketing Agents hereby waive the provisions of Sections 6.3 and 4.6(c) of the Pledge Agreement that require the Collateral Agent and the Custodial Agent, respectively, to deliver to the Remarketing Agents for remarketing the Pledged Debt Securities and the Other Debt Securities, respectively.

          Section 3. Representation and Warranties. For purposes of this Section 3, all references herein to the “Prospectus” shall be deemed to refer to the preliminary prospectus if the Prospectus is not available on the applicable date. The Company represents and warrants (i) on and as of the date hereof, (ii) on and as of the date any part of the Disclosure Package is first used in connection with a remarketing (the “Commencement Date”), (iii) on and as of the Remarketing Date and (iv) on and as of the Reset Date, and agrees with each Remarketing Agent, as follows:
          (a) The Company has filed with the Securities and Exchange Commission (the “Commission”), and there has become effective, a registration statement on Form S-3 (File No. 333-50249), including a prospectus, relating to the Debt Securities and certain other securities of the Company. Such Registration Statement, as amended, and including the information deemed to be a part thereof pursuant to Rule 430 under the 1933 Act, are hereinafter called, collectively, the “Registration Statement”. The related prospectus dated November 19, 2001 and the prospectus supplement dated May 21, 2003 are hereinafter called, collectively, the “Base Prospectus”. The “preliminary prospectus” means the Base Prospectus and the preliminary remarketing prospectus supplement related to the Debt Securities referred to in Section 6(a) that omitted pricing information pursuant to Rule 430B under the 1933 Act and is used prior to the filing of the Prospectus. “Prospectus” means the final remarketing prospectus supplement that is filed pursuant to Rule 424(b) under the 1933 Act, together with the Base Prospectus, as amended at the time of such filing. As used herein, the terms “Registration Statement,” “Base Prospectus,” “preliminary prospectus” and “Prospectus” include all documents incorporated therein by reference, whether such incorporated documents are filed before or after the date of such Registraton Statement or Prospectus (the “Incorporated Documents”). When such Incorporated Documents are filed after the date of the document into which they are incorporated, they are deemed included therein from the date of filing of such Incorporated Documents. Any “issuer free writing prospectus” as defined in Rule 433 under the 1933 Act relating to the Debt Securities is hereinafter called an “Issuer Free Writing Prospectus.” The Company has provided copies of the Registration Statement, the preliminary prospectus and the Base Prospectus to the Remarketing Agents, and hereby consents to the use of the preliminary prospectus and the Prospectus in connection with the remarketing of the Debt Securities.
          (b) At the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the remarketing of the Debt Securities in reliance on the exemption in Rule 163, and on the date hereof the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405 under the 1933 Act.
          (c) No order suspending the effectiveness or suspending or preventing the use of, as applicable, the Registration Statement, the preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued by the Commission. The Registration Statement, the preliminary prospectus and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement, the preliminary prospectus, the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the preliminary prospectus, the Prospectus and any amendment or supplement thereto, in light of the circumstances in which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Remarketing Agents expressly for use therein.
          (d) For the purposes of this Remarketing Agreement, the “Applicable Time” is the time the Reset Rate is determined on the Remarketing Date. The preliminary prospectus as supplemented by the final term sheet prepared and filed pursuant to Section 6(c) hereof, when taken together as a whole (collectively, the “Disclosure Package”) as of the Applicable Time, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Remarketing Agents expressly for use therein.
          (e) Any Issuer Free Writing Prospectus (including the final term sheet prepared and filed pursuant to Section 6(c) hereto) does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified; provided, however, the foregoing does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished in writing to the Company by any Remarketing Agent expressly for use therein.
          (f) The Incorporated Documents, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”), as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendments or supplements thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.
          (g) Neither the Company nor any of its significant subsidiaries, as such term is defined in Rule 1-02 of Regulation S-X (each a “Subsidiary” and, collectively, the “Subsidiaries”), has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, except for losses or interferences, as would not be expected, individually or in the aggregate, to have a material adverse effect on the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries considered as one enterprise (any such individual or aggregate event being herein referred to as a “Material Adverse Effect”); and, since the respective dates as of which information is given in the Disclosure Package, there has not been any material change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company or any of its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus.
          (h) (i) The Company and its Subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens (other than liens for taxes not yet due and payable), encumbrances and defects except such as are described in the Prospectus; and (ii) any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material or do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries; except, in the case of each of clause (i) and clause (ii), where failure to hold such title or lease would not result, individually or in the aggregate, in a Material Adverse Effect.
          (i) (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Iowa, (ii) each Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation (except for Subsidiaries incorporated under the laws of the State of Iowa, which shall be considered to be in good standing if they are validly existing), and (iii) each of the Company and its Subsidiaries has the power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification with such exceptions, in the case of each of clause (ii) and this clause (iii), as would not, individually or in the aggregate, be expected to have a Material Adverse Effect.
          (j) Each of the Company and its Subsidiaries that are required to be organized and licensed or registered as insurance companies or under an insurance company holding company act (the “Insurance Companies”) is, if required, licensed or registered as an insurance company or under an insurance holding company act in its respective jurisdiction of organization or incorporation, as the case may be, and is duly licensed or authorized or registered, as the case may be, in each other jurisdiction where it is required to be so licensed or authorized or registered to conduct its business as described in the Prospectus, in each case with such exceptions, individually or in the aggregate, as would not affect the validity or enforceability of the Debt Securities, or adversely affect the transactions contemplated hereby or be expected to have a Material Adverse Effect; each of the Insurance Companies is in compliance with the requirements of the insurance laws and regulations of its respective jurisdiction of organization or incorporation, as the case may be, and the insurance laws and regulations of other jurisdictions which are applicable to it, and has filed all notices, reports, documents or other information (“Notices”) required to be filed thereunder, in each case, with such exceptions, individually or in the aggregate, as would not affect the validity or enforceability of the Debt Securities, or adversely affect the transactions contemplated hereby or be expected to have a Material Adverse Effect; and, except as otherwise specifically described in the Prospectus, no Insurance Company has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification (“Approvals”) from such insurance regulatory authority is needed to be obtained by any of the Insurance Companies in any case where it could be reasonably expected that obtaining such Approvals or the failure to obtain such Approvals would affect the validity or enforceability of the Debt Securities, or adversely affect the transactions contemplated hereby or be expected to have a Material Adverse Effect.
          (k) Without limiting the foregoing, each of the Insurance Companies has filed all Notices pursuant to, and has obtained all Approvals required to be obtained under, and has otherwise complied with all requirements of, all applicable insurance laws and regulations in connection with the remarketing of the Debt Securities, in each case with such exceptions, individually or in the aggregate, as would not affect the validity or enforceability of the Debt Securities, or adversely affect the transactions contemplated hereby or be expected to have a Material Adverse Effect.
          (l) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non assessable; none of the outstanding shares of the Company’s capital stock was issued in violation of preemptive or similar rights of any of its security holders; and all of the issued shares of capital stock of each Subsidiary of the Company (i) have been duly and validly authorized and issued, are fully paid and non assessable and (ii) are owned directly or indirectly by the

Company, free and clear of all liens, encumbrances, equities or claims and except in the case of each of clause (i) and (ii) as disclosed in the Prospectus or such as would not be expected to have, individually or in the aggregate, a Material Adverse Effect.
          (m) The Debt Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, dated as of June 16, 1998, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as Trustee (the “Trustee”), as supplemented by an officer’s certificate, dated May 28, 2003, establishing the Debt Securities (together, the “Indenture”), under which they were issued; the Indenture has been duly authorized by the Company, has been duly qualified under the Trust Indenture Act and and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Debt Securities and the Indenture conform to the descriptions thereof in the preliminary prospectus and the Prospectus.
          (n) This Remarketing Agreement has been duly authorized, executed and delivered by the Company.
          (o) The remarketing of the Debt Securities and the compliance by the Company with all of the provisions of the Debt Securities, the Indenture and this Remarketing Agreement and the consummation of the transactions herein and therein contemplated (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject (other than the provisions related to the timing of the setting of the Reset Spread), (ii) will not result in any violation of the provisions of the charter or other organizational documents or bylaws of the Company or any of its Subsidiaries and (iii) will not result in any violation of the provisions of any statute or any order, rule or regulation of any court, insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification (each, a “Consent”) of or with any such court insurance regulatory authority or governmental agency or body is required for the remarketing of the Debt Securities or the consummation by the Company of the transactions contemplated by this Remarketing Agreement or the Indenture, except (i) such Consents as may be required under state or foreign securities, insurance securities or Blue Sky laws in connection with the distribution of the Debt Securities by the Remarketing Agents and (ii) such other

Consents, the failure of which to obtain would not affect the validity or the enforceability of the Debt Securities or adversely affect the transactions contemplated hereby.
          (p) The statements set forth in the Prospectus under the captions “Description of the Remarketed Senior Notes,” “Remarketing” (in the remarketing prospectus supplement) and “Description of Debt Securities” insofar as they purport to constitute a summary of the terms of the Debt Securities, and in the Prospectus under the caption “Certain Material U.S. Federal Income Tax Consequences”, insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize such provisions in all material respects.
          (q) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that would be expected, individually or in the aggregate, to have a Material Adverse Effect; and to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or overtly threatened by others that would be expected, individually or in the aggregate, to have a Material Adverse Effect.
          (r) None of the Company or any of its Subsidiaries is, or, after giving effect to the remarketing of the Debt Securities, will be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
          (s) The financial statements and the related notes thereto included or incorporated by reference in the Registration Statement, the preliminary prospectus and the Prospectus comply in all material respects with the applicable requirements of the 1933 Act and the 1934 Act, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (it being understood that in accordance with generally accepted accounting principles and the applicable rules and regulations of the Commission under the 1933 Act and the 1934 Act, the Company’s financial statements for interim periods do not include all of the information and footnotes required for annual financial statements under generally accepted accounting principles) and the supporting schedules included or incorporated by reference in the Registration Statement, the preliminary prospectus and the Prospectus present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement, the preliminary prospectus and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.

          (t) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries and have audited the Company’s internal control over financial reporting and management’s assessment thereof, is an independent registered public accounting firm as required by the 1933 Act and the rules and regulations of the Commission thereunder.
          (u) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the 1934 Act) that complies with the requirements of the 1934 Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.
          (v) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
          (w) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the 1934 Act) that comply with the requirements of the 1934 Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its consolidated subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures were effective as of the end of the quarter ended March 31, 2006, and the Company is not aware of any material weakness in such disclosure controls and procedures, it being understood that the management of the Company has not conducted an evaluation of the effectiveness of such disclosure controls and procedures for any period after March 31, 2006.
          Section 4. Fees and Expenses.
          (a) Upon a successful remarketing of the Debt Securities, the Remarketing Agents may deduct as their “Remarketing Fee” from the proceeds to be remitted to the Collateral Agent an amount representing 60 basis points (0.60%) of the aggregate principal amount of the remarketed Debt Securities (including Other Debt Securities, if any). The Reset Agent in such capacity shall not be entitled to a separate or additional fee. Notwithstanding anything in this Remarketing Agreement to the contrary, including, without limitation, Section 9(a)(i)(F) and (H) hereto, if the remarketing is unsuccessful, the Company shall be under no obligation to pay such Remarketing Fee to the Remarketing Agents.
          (b) The Company agrees to pay:

     (i) the costs incident to the preparation, filing and printing of the Registration Statement, any preliminary prospectus, the final term sheet, any Issuer Free Writing Prospectus and the Prospectus and any amendments or supplement thereto, including all related registration and filing fees;
     (ii) the costs of distributing (by first class mail) the Registration Statement, any preliminary prospectus, the final term sheet, any Issuer Free Writing Prospectus and the Prospectus and any amendments or supplement thereto; and
     (iii) all other costs and expenses incident to the performance of the obligations of the Company hereunder, including the fees and expenses of the Company’s counsel.
          (c) If the remarketing hereunder has been unsuccessful and the Company does not appoint Citigroup and Goldman Sachs to be remarketing agents for the following Remarketing Date (as defined in the Purchase Contract Agreement and not herein), the Company agrees to pay on or prior to such Remarketing Date the reasonable fees and expenses of outside counsel to the Remarketing Agents in connection with their duties hereunder. The provisions of this Section 4(c) shall survive the termination of this Remarketing Agreement.
          Section 5. Dealing in the Securities. Each of the Remarketing Agents and the Reset Agent, when acting hereunder or acting in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold or deal in any of the Debt Securities. With respect to any Securities, Debt Securities or other securities of the Company owned by it, each of the Remarketing Agents and the Reset Agent may exercise any vote or join in any action with like effect as if it did not act in any capacity hereunder. The Remarketing Agents and the Reset Agent, each in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity hereunder.
          Section 6. Registration Statement and Prospectus. The Company covenants and agrees with each of the Remarketing Agents that:
          (a) Prior to the Commencement Date, the Company will prepare a preliminary remarketing prospectus supplement in a form approved by the Remarketing Agents for use in the Remarketing and prior to or after the Commencement Date the Company will cause such preliminary remarketing prospectus supplement to be filed with the Commission pursuant to Rule 424(b) of the 1933 Act.
          (b) Prior to the termination of the remarketing of the Debt Securities, the Company will not file any amendment to the Registration Statement or supplement (including the Prospectus or any preliminary prospectus) to the Prospectus unless the Company has furnished the Remarketing Agents with a copy for their review prior to filing and will not file any such proposed amendment or supplement to which any Remarketing Agent reasonably object. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Remarketing Agents with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Remarketing Agents of such timely filing. The Company will promptly advise the Remarketing Agents (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of the remarketing of the Debt Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Debt Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its commercially reasonable efforts to have such amendment or new registration statement declared effective as soon as practicable.
          (c) On the Remarketing Date, the Company will prepare a final term sheet, containing solely a description of final terms of the Debt Securities and the remarketing thereof, in the form attached hereto as Schedule I and will file such term sheet pursuant to Rule 433(d) of the 1933 Act within the time required by such Rule.
          (d) If, at any time prior to the filing of a Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package, taken as a whole, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Company will (i) notify promptly the Remarketing Agents so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to the Remarketing Agents in such quantities as they may reasonably request.
          (e) If, at any time when the Prospectus relating to the Debt Securities is required to be delivered under the 1933 Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Prospectus to comply with the 1933 Act or the 1934 Act or the respective rules thereunder, including in connection with use or delivery of the Prospectus, the Company promptly will (i) notify the Remarketing Agents of such event, (ii) prepare and file with the Commission, subject to the second sentence of paragraph (b) of this Section 6, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (iii) use its commercially reasonable efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Prospectus and (iv) supply any supplemented Prospectus to the Remarketing Agents in such quantities as they may reasonably request.
          (f) As soon as practicable, but in any event not later than 18 months after the Reset Date, the Company will make generally available to its security holders and to the Remarketing Agents an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158.
          (g) So long as delivery of a prospectus by a Remarketing Agents or dealer may be required by the 1933 Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), the Company will furnish to the Remarketing Agents and counsel for the Remarketing Agents, without charge, as many copies of each preliminary prospectus, the Prospectus and any supplement thereto and each Issuer Free Writing Prospectus as the Remarketing Agents may reasonably request.
          (h) The Company shall also use its commercially reasonable efforts to take all such actions as may (upon advice of counsel to the Company or the Remarketing Agents) be necessary or desirable under state securities or blue sky laws in connection with any remarketing on any Remarketing Date
          (i) The Company agrees that, unless it has obtained or will obtain the prior written consent of the Remarketing Agents, and each Remarketing Agent, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Debt Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than the information contained in the final term sheet prepared and filed pursuant to Section 6(c) hereto. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus; (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping; and (z) each Permitted Free Writing Prospectus will not and the final term sheet prepared and filed pursuant to Section 6(c) hereto does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified; provided, however, the foregoing does not apply to statements in or omissions from any Permitted Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Remarketing Agent specifically for use therein.
          (j) The Company will not, without the prior written consent of the Remarketing Agents, offer, sell, contract to sell, pledge, or otherwise dispose of any debt securities issued or guaranteed by the Company that are substantially similar to the Debt Securities (other than the Debt Securities or commercial paper issued in the ordinary course of business) or publicly announce an intention to effect any such transaction, until the Reset Date.
          Section 7. Conditions to the Remarketing Agents’ Obligations.
          (a) In addition to any other conditions provided in the Purchase Contract Agreement, the Pledge Agreement, the Indenture or the Debt Securities, the right of each holder of Debt Securities or Income PRIDES to have their Debt Securities remarketed (or included in a particular remarketing attempt) shall be subject to the conditions that (i) the Debt Securities delivered for remarketing have not been called for a Tax Event Redemption, (ii) each of the Remarketing Agents is able to find a purchaser or purchasers for the Debt Securities being remarketed at the applicable Minimum Price and such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent as and when required, (iii) no prior successful remarketing of the Debt Securities has occurred, (iv) the Purchase Contract Agent, the Collateral Agent, the Custodial Agent, the Company and the Trustee shall have performed their respective obligations in connection with the remarketing in this Remarketing Agreement, the Pledge Agreement, the Purchase Contract Agreement, the Indenture or any other agreement relating to such remarketing (including, without limitation, the Purchase Contract Agent, Collateral Agent and Custodial Agent giving the Remarketing Agents notice of the aggregate principal amount of the Pledged Debt Securities and the Other Debt Securities for remarketing no later than 10:00 a.m., New York City time, the Business Day preceding the proposed Remarketing Date), (v) no Event of Default (as defined in the Indenture), and no event that with the passage of time or the giving of notice or both would become an Event of Default, shall be continuing, (vi) the accuracy of the representations and warranties of the Company included in this Remarketing Agreement or in certificates of any officer of the Company delivered pursuant to the provisions included in this Remarketing Agreement, (vii) the Company shall have performed its covenants and other obligations included in this Remarketing Agreement, (viii) the other conditions set forth in this Remarketing Agreement shall be satisfied, and (ix) this Remarketing Agreement has not terminated.

          (b) Anything herein to the contrary notwithstanding, the parties hereto agree (and the holders and beneficial owners of the Securities will be deemed to agree) that the obligations of the Remarketing Agents under this Remarketing Agreement are subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Reset Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:
          (i) The Prospectus as amended or supplemented in relation to the Debt Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the 1933 Act and in accordance with Section 6(b) hereof; the final term sheet contemplated by Section 6(c) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the 1933 Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Remarketing Agents’ reasonable satisfaction.
          (ii) Sullivan & Cromwell LLP, counsel for the Remarketing Agents, shall have furnished the Remarketing Agents their written opinion or opinions, dated the Reset Date, as the Remarketing Agents may reasonably request, and such counsel shall have received such papers and information from the Company as they may reasonably request to enable them to pass upon such matters. In rendering such opinion, Sullivan & Cromwell LLP may rely as to matters of Iowa law upon the opinion of Christopher Littlefield, Esq., referred to in Section 7(b)(iv) hereof.
          (iii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, shall have furnished to the Remarketing Agents their written opinion (a draft of such opinion is attached as Exhibit A hereto), dated the Time of Delivery, in form and substance satisfactory to the Remarketing Agents. In rendering such opinion, Skadden, Arps, Slate, Meagher & Flom LLP may rely as to matters of Iowa law upon the opinion of Christopher Littlefield, Esq., referred to in Section 7(b)(iv) hereof.
          (iv) Christopher Littlefield, Esq., Executive Vice President and General Counsel to the Company, as counsel to the Company, shall have furnished to the Remarketing Agents his written opinion (a draft of such opinion is attached as Exhibit B), dated the Reset Date, in form and substance satisfactory to the Remarketing Agents.
          (v) At the time of the execution of this Agreement, Ernst & Young LLP shall have furnished to the Remarketing Agents a letter, dated the date of delivery thereof, in form and substance satisfactory to the Remarketing Agents, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Prospectus.
          (vi) Ernst & Young LLP shall have furnished to the Remarketing Agents a letter, dated the Reset Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 7(b)(v).
          (vii) (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company or its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Remarketing Agents so material and adverse as to make it impracticable or inadvisable to proceed with the remarketing or the delivery of the Debt Securities on the terms and in the manner contemplated in the Prospectus.
          (viii) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s or any Subsidiary’s debt securities or the Company’s or any Subsidiary’s financial strength or claims paying ability by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s or any Subsidiary’s debt securities or the Company’s or any Subsidiary’s financial strength or claims paying ability.
          (ix) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (“NYSE”) or on the National Association of Securities Dealers Automated Quotations National Market (“NASDAQ”); (ii) a suspension or material limitation in trading in the

Company’s securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Remarketing Agents makes it impracticable or inadvisable to proceed with the Remarketing or the delivery of the Debt Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented.
          (x) The Company shall have furnished or caused to be furnished to the Remarketing Agents certificates of officers of the Company satisfactory to the Remarketing Agents as to the accuracy of the representations and warranties of the Company herein at and as of the Reset Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Reset Date, as to the matters set forth in subsections (vii) and (viii) of this Section 7(b) and as to such other matters as the Remarketing Agents may reasonably request.
          (c) If at any time during the term of this Remarketing Agreement, any Event of Default (as defined therein) under the Indenture, or event that with the passage of time or the giving of notice or both would become an Event of Default under the Indenture, has occurred and is continuing, then the obligations and duties of the Remarketing Agents under this Remarketing Agreement shall be suspended until such default or event has been cured. The Company will promptly notify the Remarketing Agents of such Events of Default and events known to it and will cause the Trustee to give the Remarketing Agents notice of all such Events of Default and events of which the Trustee is aware.
          Section 8. Remarketing Agents’ Performance; Duty of Care. The duties and obligations of the Remarketing Agents and the Reset Agent shall be determined solely by the express provisions of this Remarketing Agreement. No implied covenants or obligations of or against the Remarketing Agents or the Reset Agent shall be read into this Remarketing Agreement. In the absence of bad faith on the part of the Remarketing Agents or the Reset Agent, as the case may be, the Remarketing Agents and the Reset Agent each may conclusively rely upon any document furnished to it which purports to conform to the requirements of this Remarketing Agreement as to the truth of the statements expressed therein. Each of the Remarketing Agents and the Reset Agent shall be protected in acting upon any document or communication reasonably believed by it to be signed, presented or made by the proper party or parties. Neither the Remarketing Agents nor the Reset Agent shall have any obligation to determine whether there is any limitation under applicable law on the Reset Rate on the Debt Securities or, if there is any such limitation, the maximum permissible Reset Rate on the Debt Securities, and they shall rely solely upon written notice from the Company (which the Company agrees to provide prior to the third Business Day prior to any Remarketing Announcement Date) as to whether or not there is any such limitation and, if so, the maximum permissible Reset Rate. Neither the Remarketing Agents nor the Reset Agent shall incur any liability under this Remarketing Agreement to the Company or to any beneficial owner or holder of Debt Securities, or other securities, either in its individual capacity or as Remarketing Agents or Reset Agent, as the case may be, for any action or failure to act in connection with any remarketing or otherwise in connection with the transactions contemplated by this Remarketing Agreement, except to the extent that it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that such liability has resulted from the willful misconduct, bad faith or gross negligence of the Remarketing Agents or the Reset Agent. The provisions of this Section 8 shall survive the termination of this Remarketing Agreement and shall also continue to apply to every Remarketing Agent and Reset Agent notwithstanding their resignation or removal.
          Section 9. Indemnification and Contribution.
          (a) The Company agrees to indemnify and hold harmless each of the Remarketing Agents, the Reset Agent and their respective directors, officers, employees, agents, affiliates and each person, if any, who controls each of Remarketing Agents or the Reset Agent within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act (the Remarketing Agents, the Reset Agent and each such person or entity being an “Agent Indemnified Party”), as follows:
          (i) from and against any and all losses, claims, damages, liabilities and expenses whatsoever, joint or several, as incurred, to which such Agent Indemnified Party may become subject under any applicable federal or state law, or otherwise, and related to, arising out of, or based on (A) the failure to have an effective Registration Statement under the 1933 Act relating to the Debt Securities, as the case may be, if required, or the failure to satisfy the prospectus delivery requirements of the 1933 Act because the Company failed to provide the Remarketing Agents with a Prospectus for delivery (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act), or (B) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto (including any information deemed to be a part of the Registration Statement at the time it became effective pursuant to paragraph (b) of Rule 430A under the 1933 Act, if applicable), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any untrue statement or alleged untrue statement of a material fact contained in the preliminary prospectus or the Prospectus, or any amendment or supplement thereto (including but not limited to the preliminary prospectus), the Disclosure Package, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the 1933 Act (including the final term sheet required to be prepared and filed pursuant to Section 6(c) hereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (D) any untrue statement or alleged untrue statement of a material fact contained in any other documents (including, without limitation, any documents incorporated or deemed to be incorporated by reference in any such documents) provided to the Remarketing Agents by the Company for use in connection with the remarketing of the Debt Securities or any of the transactions related thereto, or (E) any breach by the Company of any of the representations, warranties or agreements included in this Remarketing Agreement, or (F) any failure by the Company to make or consummate the remarketing of the Debt Securities or the withdrawal, recession, termination, amendment or extension of the terms of such remarketing, or (G) any failure on the part of the Company to comply, or any breach by the Company of, any of the provisions included in this Remarketing Agreement, the Purchase Contract Agreement, the Income PRIDES, the Growth PRIDES, the Pledge Agreement, the Indenture (other than the provisions related to the timing of the setting of the Reset Spread) or the Debt Securities (collectively, the “Operative Documents”), or (H) the remarketing of the Debt Securities or any other transaction contemplated by any of the Operative Documents, or the engagement of the Remarketing Agents or the Reset Agent pursuant to, or the performance by the Remarketing Agents or the Reset Agent of the respective services contemplated by, this Remarketing Agreement, whether or not any remarketing of the Debt Securities, or the reset of the interest rate on, or modification of the maturity date or scheduled interest payment dates of, the Debt Securities, as contemplated herein actually occur;
          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever related to, arising out of or based on any matter described in (i) above; and
          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Remarketing Agents or the Reset Agent, as the case may be), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever related to, arising out of or based on any matter described in (i) above to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the Company shall not be liable under clause (i)(B), (i)(C) or (i)(D) to the extent any such loss, claim, damage, liability or expense arises out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agents or the Reset Agent expressly for use in the Registration Statement (or any amendment thereto), any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any other documents used in connection with remarketing of the Debt Securities, as the case may be; provided, further, that the Company shall not be liable under clause (i)(F) or (i)(H) to the extent that such loss, claim, damage, liability or expense has, by final judicial determination, resulted from the willful misconduct, bad faith or gross negligence of the Remarketing Agents or the Reset Agent.
          Other than as set forth in Section 9(b) below, the Company agrees that no Agent Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its respective security holders or creditors relating to or arising out of the engagement of the Remarketing Agents or the Reset Agent pursuant to, or the performance by the Remarketing Agents or the Reset Agent of their respective services contemplated by, this Remarketing Agreement except to the extent that any loss, claim, damage, liability or expense is found in a final judgment in a court of competent jurisdiction to have resulted from the willful misconduct, gross negligence or bad faith of the Remarketing Agents or the Reset Agent, as the case may be.
          The Company agrees that, without the prior written consent of the Remarketing Agents or the Reset Agent, as the case may be, it will not settle, compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any action or claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 (whether or not the Remarketing Agents, Reset Agent or any other Agent Indemnified Party is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent (I) includes an unconditional release of each Agent Indemnified Party from all liability arising out of such litigation, investigation, proceeding, action or claim and (II) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Agent Indemnified Party.
          (b) Each of the Remarketing Agents and the Reset Agent, severally and not jointly, agree to indemnify and hold harmless the Company, its directors and its officers who sign the Registration Statement, and each person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act (the “Company Indemnified Parties”) to the same extent as the indemnity from the Company to the Agent Indemnified Parties under clauses (i)(B), (i)(C) and (i)(D) of paragraph (a), but only with reference to information relating to such Remarketing Agents and Reset Agent furnished to the Company in writing by such Remarketing Agents and Reset Agent expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto or any other documents used in connection with the Remarketing of the Debt Securities, as the case may be.

          Each of the Remarketing Agents and the Reset Agent agrees that, without the Company’s prior written consent it will not settle, compromise or consent to the entry of any judgement with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any action or claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9(b) (whether or not the Company or any other Company Indemnified Party is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent (i) includes an unconditional release of each Company Indemnified Party from all liability arising out of such litigation, investigation, proceeding, action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of a Company Indemnified Party.
          (c) If the indemnification provided for in Section 9(a) or 9(b) hereof is for any reason unavailable to or insufficient to hold harmless any party seeking indemnification thereunder (an “Indemnified Party”) in respect of any losses, liabilities, claims, damages or expenses referred to therein, then the Company on the one hand, and the Remarketing Agents and the Reset Agent on the other hand, shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Remarketing Agents and the Reset Agent on the other hand from the remarketing of the Debt Securities contemplated hereby or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Remarketing Agents and the Reset Agent on the other hand in connection with the statements, omissions or other matters which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Remarketing Agents and the Reset Agent on the other hand in connection with the remarketing of the Debt Securities contemplated hereby shall be deemed to be in the same respective proportions as the aggregate principal amount of the Debt Securities which are or are to be remarketed bears to the aggregate fees actually received by the Remarketing Agents under Section 4 hereof. The relative fault of the Company on the one hand and the Remarketing Agents and the Reset Agent on the other hand (i) in the case of an untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, shall be determined by reference to, among other things, whether such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Remarketing Agents or the Reset Agent on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and (ii) in the case of any other action or omission shall be determined by reference to, among other things, whether such action or omission was taken or omitted to be taken by the Company on the one hand, or by the Remarketing Agents or the Reset Agent, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to prevent or correct such action or omission. The

Company, the Remarketing Agents and the Reset Agent agree that it would not be just and equitable if contribution pursuant to this Section 9(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(c). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section 9(c) shall be deemed to include any legal or other expenses incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or any such omission or alleged omission or any other such action or omission; provided, however, that to the extent permitted by applicable law, in no event shall the Remarketing Agents or the Reset Agent be required to contribute any amount which, in the aggregate, exceeds the aggregate fees received by them under Section 4 of this Remarketing Agreement. No investigation or failure to investigate by any Indemnified Party shall impair the foregoing indemnification and contribution agreement or any rights an Indemnified Party may have. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
          (d) In the event an Agent Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against the Company, the Company agrees to reimburse each of the Remarketing Agents or the Reset Agent, as the case may be, for all reasonable expenses, as incurred, which are incurred by such Remarketing Agent or the Reset Agent, as the case may be, in connection with such Agent Indemnified Party’s appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel, and to compensate the Remarketing Agents or the Reset Agent, as the case may be, in an amount to be mutually agreed upon.
          (e) Promptly after receipt by an Indemnified Party of written notice of any claim or commencement of an action or proceeding with respect to which indemnification may be sought under Sections 11(a) or 11(b) hereof, such Indemnified Party will notify the party from whom indemnification is sought (the “Indemnifying Party”) in writing of such claim or of the commencement of such action or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to such Indemnified Party under this indemnification and contribution agreement except to the extent the Indemnifying Party was materially prejudiced by such failure to notify, and in any event will not relieve the Indemnifying Party from any other liability that it may have to such Indemnified Party. The Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party (or the Remarketing Agents in the case of any Agent Indemnified Party) to represent the Indemnified Party and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such

Indemnified Party unless (i) the Company shall have agreed in writing to pay such fees and expenses, (ii) the Company shall have failed to take reasonable steps necessary to defend diligently any claim within ten calendar days after receiving written notice from the Indemnified Party that that Indemnified Party believes the Company has failed to take such steps or (iii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Company shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred after receipt of adequate documentation thereof.
          (f) Anything herein to the contrary notwithstanding, the provisions of this Section 9, and the rights of the Remarketing Agents, the Reset Agent and the other Indemnified Parties hereunder, shall be in addition to, and not in limitation of, any rights or benefits (including, without limitation, rights to indemnification or contribution) which the Remarketing Agents, the Reset Agent or any other Indemnified Party may have under any other instrument or agreement.
          Section 10. Governing Law. This Remarketing Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          Section 11. Term of Agreement. Unless otherwise terminated in accordance with the provisions hereof and except as otherwise provided herein, this Remarketing Agreement shall remain in full force and effect from the date hereof until the first day after the Reset Date.
          Section 12. Successors and Assigns. The rights and obligations of the Company hereunder may not be assigned or delegated to any other person without the prior written consent of each of Citigroup and Goldman Sachs as the Remarketing Agents and the Purchase Contract Agent. The rights and obligations of each of Citigroup and Goldman Sachs as the Remarketing Agents and/or as the Reset Agent hereunder may not be assigned or delegated to any other person without the prior written consent of the Company. This Remarketing Agreement shall inure to the benefit of and be binding upon the Company and Citigroup and Goldman Sachs as the Remarketing Agents and/or as the Reset Agent and their respective successors and assigns. The terms “successors” and “assigns” shall not include any purchaser of Securities merely because of such purchase.
          Section 13. Headings. Section headings have been inserted in this Remarketing Agreement as a matter of convenience of reference only, and it is agreed that such Section headings are not a part of this Remarketing Agreement and will not be used in the interpretation of any provision of this Remarketing Agreement.

          Section 14. Severability. If any provision of this Remarketing Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any or all jurisdictions because it conflicts with any provisions of any constitution, statute, rule or public policy or for any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case, circumstances or jurisdiction, or of rendering any other provision or provisions of this Remarketing Agreement invalid, inoperative or unenforceable to any extent whatsoever.
          Section 15. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Remarketing Agents and the Reset Agent contained in this Remarketing Agreement or made by or on behalf of them, respectively, pursuant to this Remarketing Agreement, shall survive any remarketing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.
          Section 16. Counterparts. This Remarketing Agreement may be executed in counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.
          Section 17. Amendments. This Remarketing Agreement may be amended by any instrument in writing signed by the parties hereto.
          Section 18. Notices. Unless otherwise specified, any notices, requests, consents or other communications given or made hereunder or pursuant hereto shall be made in writing or transmitted by any standard form of telecommunication, including telephone, telegraph or telecopy, and confirmed in writing. All written notices and confirmations of notices by telecommunication shall be deemed to have been validly given or made when delivered or mailed, registered or certified mail, return receipt requested and postage prepaid. All such notices, requests, consents or other communications shall be addressed as follows:
          (a) if to the Company, to AmerUs Group Co., 699 Walnut Street, Des Moines, Iowa 50309, Attention: Melinda Urion, Chief Financial Officer, with a copy to Christopher Littlefield, Executive Vice President and General Counsel;
          (b) if to Citigroup, Citigroup Global Markets Inc., 388 Greenwich Street, 34th Floor, New York, New York 10013, Attention: General Counsel (Fax: 212-816-7912, with a copy to Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, Attention: Mark J. Welshimer;
          (c) if to Goldman Sachs, Goldman, Sachs & Co., One New York Plaza, 42nd Floor, New York, New York 10004, Attention: Registration Department (Fax: 212-902-3000), with a copy to Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, Attention: Mark J. Welshimer; and

          (d) if to the Purchase Contract Agent, to U.S. Bank National Association (as successor to Wachovia Bank, National Association), 401 South Tryon Street, 12th Floor, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust Department;
or to such other address as any of the above shall specify to the other in writing.
          Section 19. Information. The Company agrees to furnish the Remarketing Agents and the Reset Agent with such information and documents as the Remarketing Agents or the Reset Agent may reasonably request in connection with the transactions contemplated by this Remarketing Agreement, and make reasonably available to the Remarketing Agents, the Reset Agent and any accountant, attorney or other advisor retained by the Remarketing Agents or the Reset Agent such information that parties would customarily require in connection with a due diligence investigation conducted in accordance with applicable securities laws and cause the Company’s officers, directors, employees and accountants to participate in all such discussions and to supply all such information reasonably requested by any such person in connection with such investigation.
          Section 20. Arm’s-Length Commercial Transaction. The Company acknowledges and agrees that (i) any remarketing pursuant to this Remarketing Agreement is an arm’s-length commercial transaction between the Company on the one hand and the Remarketing Agents and the Reset Agent on the other hand; (ii) in connection therewith and with the process leading to such transaction the Remarketing Agents and the Reset Agent are not acting as the agent or fiduciary of the Company; (iii) the Remarketing Agents and the Reset Agent have not assumed an advisory or fiduciary responsibility in favor of the Company with respect to a remarketing contemplated hereby or the process leading thereto (irrespective of whether the Remarketing Agent has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Remarketing Agreement; and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that any of the Remarketing Agents or the Reset Agent has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or process leading thereto.

          IN WITNESS WHEREOF, each of the Company, the Remarketing Agents and the Purchase Contract Agent has caused this Remarketing Agreement to be executed in its name and on its behalf by one of its duly authorized officers as of the date first above written.

AMERUS GROUP CO.

By:	/s/ Melinda S. Urion

Name:	Melinda S. Urion
Title:	Executive Vice President and Chief Financial Officer
CONFIRMED AND ACCEPTED:
CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Jack D. McSpadden
Name:	Jack D. McSpadden
Title:	Managing Director

/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)
U.S. BANK NATIONAL ASSOCIATION,
not individually but solely as Purchase Contract Agent and as attorney-in-fact for the holders of the Purchase Contracts

By:	/s/ Patrick L. Teague
Name:	Patrick L. Teague
Title:	Vice President

SCHEDULE I
ISSUER FREE WRITING PROSPECTUSES
          Final Term Sheet, dated May 11, 2006, containing final pricing and related information:
Filed pursuant to Rule 433
File No. 333-50249
AMERUS GROUP CO.
FINAL TERM SHEET
May 11, 2006

Senior Notes
Principal Amount of Original Issuance:	$143,750,000

Principal Amount Remarketed:	$143,750,000

Remarketing Date:	May 11, 2006

Reset Date:	May 16, 2006

Final Maturity Date:	May 16, 2011

Expected Credit Ratings (Moody’s/S&P/Fitch):	Baa3/BBB+/BBB

Interest Payment Dates:	May 16th and November 16th of each year

First Interest Payment Date:	November 16, 2006

Treasury Benchmark:	CUSIP No. 912828FD7 with a maturity date of April 30, 2011

Applicable Benchmark Yield:

Reset Spread:

Reoffer Yield:

Reset Rate:

Price to Public:
This communication is intended for the sole use of the person to whom it is provided by us.
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any remarketing agent participating in the offering will arrange to send you the prospectus supplement and the accompanying prospectus if you request it by calling toll-free 1-877-858-5407.

Exhibit A
FORM OF OPINION OF COMPANY’ COUNSEL TO BE DELIVERED PURSUANT TO SECTION 7(b)
Opinion of Skadden, Arps, Slate, Meagher & Flom
1.	The Indenture is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

2.	The Remarketing Agreement has been duly executed and validly delivered by the Company, to the extent such execution and delivery are governed by the laws of the State of New York.

3.	The execution and delivery by the Company of each of the Indenture, Remarketing Agreement and Debt Securities (the “Transaction Documents”) and the consummation by the Company of the transactions contemplated thereby will not violate or conflict with, or result in any contravention of, any Applicable Law.

4.	No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of each of the Transaction Documents by the Company or the consummation by the Company of the transactions contemplated thereby.

5.	Assuming due authentication by a duly authorized officer of the Trustee, the Debt Securities constitute, and will continue to constitute after giving effect to the remarketing, valid and binding obligation of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms.

6.	The statements in the Base Prospectus under the caption “Description of Debt Securities” and in the Prospectus under the caption “Description of the Remarketed Senior Notes,” insofar as such statements purport to summarize certain provisions of the Debt Securities, fairly summarize such provisions in all material respects.

7.	The statements in the Prospectus under the caption “Remarketing” insofar as such statements purport to summarize certain provisions of the Remarketing Agreement, fairly summarize such provisions in all material respects.

8.	The Company is not, and solely after giving effect to the remarketing of the Debt Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

9.	The statements set forth in the preliminary prospectus under the caption “Certain Material U.S. Federal Income Tax Consequences” insofar as they purport to

A-1

constitute summaries of the provisions of the laws referred to therein, fairly summarize the matters stated therein in all material respects.

10.	We have been orally advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.
Contained in separate Negative Assurances Opinion
          We confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, (i) that, the Registration Statement or any amendment thereto, at the date such Registration Statement or any amendment (or any part thereof) is considered to have become effective as to the Remarketing Agents pursuant to Section 11(d) of the 1933 Act and Rule 430B(f) promulgated thereunder, and the Disclosure Package, as of the Applicable Time, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the Trust Indenture Act and the General Rules and Regulations under the 1933 Act (except that in each case we do not express any view as to the financial statements and schedules and other financial data and financial projections included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement, including the Statement of Eligibility on Form T-1 (the “Form T-1”)) and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement or any amendment thereto, at the date such Registration Statement or any amendment (or any part thereof) is considered to have become effective as to the Remarketing Agents pursuant to Section 11(d) of the 1933 Act and Rule 430B(f) promulgated thereunder, the Disclosure Package as of the Applicable Time or the Prospectus as of its date and on the Reset Date contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus and the Disclosure Package in light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements and schedules and other financial data and financial projections included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement, including the Form T-1).

A-2

Exhibit B
FORM OF OPINION OF COMPANY’ COUNSEL TO BE DELIVERED PURSUANT TO SECTION 7(b)
Opinion of Christopher Littlefield, Executive Vice President and General Counsel
of the Company
(i)	The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Iowa.

(ii)	The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Remarketing Agreement and the other Transaction Documents.

(iii)	The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(iv)	All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable, except where the failure to be so issued, fully paid or non-assessable would not result in a Material Adverse Effect.

(v)	Other than as described in the Prospectus and as such as have been publicly disclosed by the Company, to my knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act or to include securities with any securities registered pursuant to a registration statement filed by the Company under the 1933 Act, including the Registration Statement.

(vi)	Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation (except for Subsidiaries domiciled in Iowa which shall be considered in good standing if they are validly existing), has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, with such exceptions as would not be expected to have a Material Adverse Effect, and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as disclosed in the Prospectus or except as could not be reasonably expected to interfere with the Company’s ownership and control of such Subsidiary.

(vii)	Each Material Regulated Insurance Company possesses all state insurance licenses required to be held by such Material Regulated Insurance Company in each jurisdiction in which it does business where the failure to be so licensed would have a Material Adverse Effect. “Material Regulated Insurance Company” means each subsidiary of the company that (a) is authorized or admitted to carry on or transact insurance business in any jurisdiction and is regulated by any Applicable Insurance Regulatory Authority and (b) has a statutory surplus equal to or greater than $15 million. “Applicable Insurance Regulatory Authority” means, with respect to any Material Regulated Insurance Company, the insurance department or similar administrative authority or agency located in (x) each state in which such Material Regulated Insurance Company is domiciled or (y) to the extent asserting regulatory jurisdiction over such Regulated Insurance Company, the insurance department, authority or agency in each state in which such Material Regulated Insurance Company is licensed.

(viii)	No consent, approval, authorization, order, registration or qualification (each, a “Consent”) of or with any court or governmental agency or body of the State of Iowa having jurisdiction over the Company, any of its Subsidiaries or any of their properties is required for the remarketing of the Debt Securities, or the consummation by the Company of the transactions contemplated by the Remarketing Agreement, except (a) such Consents as may be required under state securities, insurance securities or Blue Sky laws in connection with the Remarketing of the Debt Securities by the Remarketing Agents and (b) such other Consents, the failure of which to obtain would not affect the validity or enforceability of the Debt Securities or the transactions contemplated by the Remarketing Agreement.

(ix)	The Remarketing Agreement and the other Transaction Documents have been duly authorized, executed and delivered by the Company.

(x)	To my knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending or overtly threatened against the Company or its Subsidiaries or of which any property or assets of the Company or any of its Subsidiaries is subject that would be expected, individually or in the aggregate, to have a Material Adverse Effect.

(xi)	The execution, delivery and performance of the Remarketing Agreement and the other Transaction Documents and the consummation of the transactions contemplated in the Remarketing Agreement and the other Transaction

Documents (including the offering, issuance, sale or delivery of the Debt Securities) and compliance by the Company with its obligations under the Remarketing Agreement and the other Transaction Documents (other than the provisions related to the timing of the setting of the Reset Spread) do not and will not, result in (a) a breach or violation of any of the provisions of the charter or other organizational documents or bylaws of the Company or any of its Subsidiaries, (b) a breach or violation of any applicable statute or any order, rule or regulation of any court or insurance or other regulatory agency or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets, or (c) a default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan, lease or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties may be bound, other than, in the case of clauses (b) and (c), such breaches, violations or defaults that, individually or in the aggregate, would not be expected to have a Material Adverse Effect. I express no opinion, however, as to whether the execution, delivery or performance by the Company of this Agreement or the Indenture will constitute a violation of, or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.